UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2022

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-40202 (Commission File Number)	86-0490034 (I.R.S. Employer Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan, PR 00901 (Address of principal executive offices) (zip code)

(833) 373-3228

 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 23, 2022, we conducted our annual shareholder meeting. The items addressed at the meeting included election of directors, confirmation of the appointment of our independent auditor, and advisory “say on pay” and “say on frequency” votes. A total of 37,042,144 shares (including 822,230 shares of Series B Preferred Stock casting 818,334 votes) were voted at the meeting, representing approximately 67.91% of the shares outstanding and entitled to vote.

Our shareholders elected existing directors Jeffrey Thompson, Joseph Freedman, Nicholas Liuzza, Jr., Jonathan Read, and Christopher Moe to each serve for an additional one-year term. The shareholder votes for each of the director candidates were as follows:

Director Candidate	Votes For	Votes Withheld	Broker Non-votes
Jeffrey Thompson	27,080,643	237,564	9,723,937
Joseph Freedman	25,632,143	1,686,065	9,723,937
Nicholas Liuzza, Jr.	27,147,346	170,861	9,723,937
Jonathan Read	27,739,913	1,578,294	9,723,937
Christopher Moe	27,224,184	94,024	9,723,937

The second proposal considered by shareholders -- ratification of the appointment of BF Borgers, CPA, PC as the company’s audit firm and independent registered public accounting firm – was approved by a vote of 36,593,696 in favor, 304,784 against, 142,663 abstaining, and 1,001 broker non-votes.

The third proposal considered by shareholders – approval, on an advisory basis, of the compensation of our named executive officers as disclosed in our proxy statement – was approved by a vote of 26,712,200 in favor, 521,455 against, 84,552 abstaining, and 9,723,937 broker non-votes.

The fourth and final proposal considered by shareholders – an advisory vote on the frequency of future “say on pay” votes – resulted in shareholder advisory approval of holding “say on pay” votes every three years, with the following vote totals:

Say on Pay every 3 years	23,926,348
Say on Pay every 2 years	1,218,785
Say on Pay every year	2,026,326
Abstain	146,746
Broker non-votes	9,723,939

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: September 28, 2022	By:	/s/ Joseph Hernon
Name: Joseph Hernon
Title: Chief Financial Officer